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                                                                    EXHIBIT 23.2

                       Consent of Independent Accountants



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the CompuCredit Corporation Amended and Restated 1998 Stock Option Plan of our report dated February 19, 1999, with respect to the consolidated financial statements of CompuCredit Corporation included in its Registration Statement (Form S-1 No. 333-69879), filed with the Securities and Exchange Commission.


                              /s/ Ernst & Young LLP

Atlanta, Georgia
May 11, 1999